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                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3




Section 7.3 Indenture                        Distribution Date:        5/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,287,440.00
             Class B Note Interest Requirement                        128,566.67
             Class C Note Interest Requirement                        248,520.00
                       Total                                        1,664,526.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.07556
             Class B Note Interest Requirement                           1.28889
             Class C Note Interest Requirement                           1.93778

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,197,000,000
             Class B Note Principal Balance                           99,750,000
             Class C Note Principal Balance                          128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,250,000.00

(v)     Required Owner Trust Spread Account Amount                 14,250,000.00



                                              By:
                                                         ------------------
                                              Name:      Patricia M. Garvey
                                              Title:     Vice President


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